UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2022

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(310) 415-4807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2022, Faraday Future Intelligent Electric Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with FF Simplicity Ventures LLC, an affiliate of ATW Partners LLC, and in its capacity as administrative agent and collateral agent, and certain purchasers including FF Simplicity Ventures LLC (collectively with additional purchasers from time to time party thereto, the “Purchasers”), to issue and sell: $27 million aggregate principal amount of the Company’s senior secured convertible notes (the “Initial Bridge Notes”), subject to certain closing conditions including the filing by the Company of its Form 10-Q for the second quarter of 2022 on or prior to August 22, 2022; $10 million in aggregate principal amount of the Company senior secured convertible notes (the “Second Bridge Notes”) on the 20th business day following the closing of the Initial Bridge Notes, subject to certain closing conditions; and $15 million in aggregate principal amount of the Company senior secured convertible notes (the “Third Bridge Notes” and with the Initial Bridge Notes and the Second Bridge Notes, the “Bridge Notes”) on or prior to October 11, 2022, subject to certain closing conditions. Under the SPA, the Company is permitted to obtain incremental senior secured convertible notes in an aggregate principal amount of $248 million within 90 days after the closing of the Initial Bridge Notes, which incremental senior secured notes have not been committed by any additional Purchasers as of the date hereof (the “Incremental Notes” and together with the Bridge Notes, the “Notes”). The Company is in active discussions with several potential additional Purchasers of the Notes and other debt and equity investments in the Company, but there is no assurance that any additional Notes will be issued under the SPA. The Notes are subject to an original issue discount of 10%, and are convertible into shares of the Company’s Class A common stock at a conversion price equal to $2.69 (or $2.2865 for the Initial Bridge Notes and up to $31 million of additional Notes to the extent committed on or prior to August 17, 2022 and funded on or prior to August 19, 2022), plus an interest make-whole amount as set forth in the Notes, subject to customary adjustments, including full ratchet anti-dilution protection. The shares of the Company’s Class A common stock issuable upon conversion of the Notes are not transferable for six months without the prior written consent of the Company (which consent shall not be unreasonably withheld).

The Notes are secured by the grant of a first priority perfected lien upon substantially all of the personal and real property of the Company and its subsidiaries, as well as guaranty by substantially all of the Company’s domestic subsidiaries. The Notes mature on August 15, 2026 or earlier under certain conditions set forth in the SPA. The Notes accrue interest at 10% per annum, provided that, subject to certain conditions set forth in the SPA, the Company may elect to pay such interest in Company Class A common stock if the Company also pays the Purchasers an additional cash interest payment equal to 5% per annum. Except in the case of a mandatory prepayment pursuant to the SPA, if any of the Notes are prepaid, repaid, reduced, refinanced, or replaced in whole or in part prior to the August 15, 2026 maturity date, then the Company shall pay to the Purchaser a “Premium Percentage” in an amount equal ranging from 0% to 10% of the principal amount of such Note(s) determined in accordance with a schedule set forth in the SPA. Pursuant to the SPA, each Purchaser that then owns at least $25 million principal amount of Notes (when aggregated with any affiliates of such Purchaser) shall have customary preemptive rights to participate in any future financing by the Company as provided in the SPA. The Company agreed to use commercially reasonable efforts to seek The Nasdaq Stock Market LLC’s (“Nasdaq”) financial viability exception pursuant to Nasdaq Rule 5653(f) for the issuance of the Bridge Notes as soon as possible following the signing of the SPA.

As a closing condition under the SPA for funding of each of the Bridge Notes, the Company is required to deliver to each of the Purchasers a warrant (a “Warrant”) registered in the name of such Purchaser to purchase up to a number of shares of the Company’s Class A common stock equal to 33% of such shares issuable to such Purchaser upon conversion of the Note, with an exercise price equal to $5.00 per share, subject to customary full ratchet anti-dilution protection and other adjustments, and are exercisable for seven years on a cash or cashless basis. The Company may repurchase the Warrants for $0.01 per Warrant share if and to the extent the volume weighted average prices of the Company’s Class A common stock during 20 of out 30 trading days prior to the repurchase is greater than $15.00 per share, subject to certain additional conditions.

In addition, under the SPA, the funding of each of the Bridge Notes is subject to the satisfaction of the following closing conditions: (a) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Purchaser pursuant to the Notes, if any, (b) the Company shall have paid all liquidated damages and other amounts owing to a Purchaser in respect of the transaction documents pursuant to the SPA, (c) the Company’s satisfaction of the current public information requirements under Rule 144 under the Securities Act of 1933 on the applicable closing date or on the applicable closing date there is an effective registration statement pursuant to which the holder is permitted to utilize the prospectus thereunder to resell all of the shares of Class A common stock issuable pursuant to the SPA, (d) the Company’s shares of common stock trading Stock is trading on a trading market and all of the shares issuable pursuant to the transaction documents under the SPA are listed or quoted for trading on such trading market, and the Company believes such trading will continue uninterrupted for the foreseeable future, (e) there is a sufficient number of authorized but unissued and otherwise unreserved shares of common stock for the issuance of all of the shares then issuable pursuant to the transaction documents under the SPA, (f) there is no existing event of default as defined in the SPA and no existing event which, with the passage of time or the giving of notice, would constitute such an event of default, and (g) the applicable Purchaser is not in possession of any information provided by the Company, or any of its subsidiaries, or any of their officers, directors, employees, agents or affiliates, that constitutes, or may constitute, material non-public information.

The Company is required to use commercially reasonable efforts to efforts to file, within 90 calendar days of the date of the SPA or as soon as practicable thereafter, a registration statement on the appropriate form providing for the resale by the Purchasers of the shares of Class A common stock issuable upon exercise of the Warrants and conversion of the Notes. The Company is also required to use commercially reasonable efforts to cause such registration statement to become effective within 180 days following the date of the SPA and to maintain the effectiveness of such registration statement at all times until each Purchaser no longer owns any Warrants or Notes or shares of Class A common stock issuable upon exercise or conversion thereof.

Each Purchaser has the option, from time to time for 12 months after the effective date of the abovementioned registration statement, to purchase additional senior secured convertible notes and Warrants of the Company on the same terms as the Incremental Notes in an aggregate amount not to exceed the initial principal amount of the Bridge Notes and Incremental Notes issued to such Purchaser (the “Tranche B Notes”), subject to certain conditions.

Pursuant to the SPA, the Company has agreed to use commercially reasonable efforts to hold a special meeting of stockholders to obtain stockholder approval, as is required by the Nasdaq listing rules (and pursue the financial viability exemption under such listing rules), with respect to the issuance of any shares of Class A common stock in excess of 19.99% of the issued and outstanding shares of the Company’s Class A common stock upon conversion of the Notes and exercise of the Warrants being issued to the Purchasers pursuant to the SPA.

The foregoing description of the SPA, the Notes and the Warrants is a summary and is qualified in its entirety by reference to the full text of SPA, the Form of Convertible Senior Secured Promissory Note and Form of Common Stock Purchase Warrant filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the issuance of the Notes is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated into this Item 3.02 by reference. The offer, sale and issuance of the Notes and Warrants to the Purchasers were made in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On August 15, 2022, the Company issued a press release announcing that it entered into the SPA. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the previously disclosed fundraising discussions, the Company disclosed to certain potential investors that as of August 9, 2022, the Company's cash balance was $52.2 million and restricted cash was $1.6 million.

The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, and include (among others) statements regarding the status and terms of fundraising discussions with potential investors, amount of incremental senior secured convertible notes which has been committed by the Purchasers, and anticipated closing and funding of the SPA financing transactions with the Purchasers. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the failure to close on the SPA or locate additional purchasers of the Notes which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to obtain the abovementioned financial viability exemption or stockholder approval under Nasdaq Rule 5635; the Company’s ability to remain in compliance with the listing requirements of Nasdaq and to continue to be listed on Nasdaq; the outcome of the Securities and Exchange Commission (“SEC”) investigation relating to the matters that were the subject of the Special Committee investigation; the implementation of the Special Committee’s actions by the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1/A (File No. 333-258993) filed with the SEC on June 9, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
4.1	Form of Common Stock Purchase Warrant.
10.1*	Securities Purchase Agreement, dated as of August 14, 2022, among Faraday Future Intelligent Electric Inc., FF Simplicity Ventures LLC and the purchasers from time to time party thereto.
10.2	Form of Convertible Senior Secured Promissory Note.
99.1	Press Release dated August 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

Date: August 15, 2022	By:	/s/ Becky Roof
	Name:	Becky Roof
	Title:	Interim Chief Financial Officer